Derivative Instruments And Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
24.    Derivative Instruments and Hedging Activities
We enter into interest rate and foreign-currency swaps, futures, forwards, options, and swaptions in connection with our market risk management activities. Derivative instruments are used to manage interest rate risk relating to specific groups of assets and liabilities, including investment securities, MSRs, debt, and deposits. In addition, we use foreign exchange contracts to mitigate foreign-currency risk associated with foreign-currency-denominated investment securities, foreign-currency-denominated debt, foreign exchange transactions, and our net investment in foreign subsidiaries. Our primary objective for utilizing derivative financial instruments is to manage market risk volatility associated with interest rate and foreign-currency risks related to the assets and liabilities.
Interest Rate Risk
We execute interest rate swaps to modify our exposure to interest rate risk by converting certain fixed-rate instruments to a variable rate and certain variable-rate instruments to a fixed rate. We monitor our mix of fixed- and variable-rate debt in relation to the rate profile of our assets. When it is cost effective to do so, we may enter into interest rate swaps to achieve our desired mix of fixed- and variable-rate debt. Derivatives qualifying for hedge accounting consist of fixed-rate debt obligations in which receive-fixed swaps are designated as hedges of specific fixed-rate debt obligations. In June 2011, we also executed derivatives qualifying for hedge accounting that consisted of an existing variable-rate liability in which pay fixed swaps are designated as hedges of the expected future cash flows in the form of interest payments on the outstanding borrowing associated with Ally Bank's secured floating-rate credit facility.
We enter into economic hedges to mitigate exposure for the following categories.

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MSRs and retained interests — Our MSRs and retained interest portfolios are generally subject to loss in value when mortgage rates decline. Declining mortgage rates generally result in an increase in refinancing activity that increases prepayments and results in a decline in the value of MSRs and retained interests. To mitigate the impact of this risk, we maintain a portfolio of financial instruments, primarily derivative instruments that increase in value when interest rates decline. The primary objective is to minimize the overall risk of loss in the value of MSRs and retained interests due to the change in fair value caused by interest rate changes.

We may use a multitude of derivative instruments to manage the interest rate risk related to MSRs and retained interests. They include, but are not limited to, interest rate futures contracts, call or put options on U.S. Treasuries, swaptions, MBS, futures, U.S. Treasury futures, interest rate swaps, interest rate floors, and interest rate caps. We monitor and actively manage our risk on a daily basis.

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Mortgage loan commitments and mortgage and automobile loans held-for-sale — We are exposed to interest rate risk from the time an interest rate lock commitment (IRLC) is made until the time the mortgage loan is sold. Changes in interest rates impact the market price for our loans; as market interest rates decline, the value of existing IRLCs and loans held-for-sale increase and vice versa. Our primary objective in risk management activities related to IRLCs and mortgage loans held-for-sale is to eliminate or greatly reduce any interest rate risk associated with these items.

The primary derivative instrument we use to accomplish the risk management objective for mortgage loans and IRLCs is forward sales of MBS, primarily Fannie Mae or Freddie Mac to-be-announced securities. These instruments typically are entered into at the time the IRLC is made. The value of the forward sales contracts moves in the opposite direction of the value of our IRLCs and mortgage loans held-for-sale. We also use other derivatives, such as interest rate swaps, options, and futures, to economically hedge automobile loans held-for-sale and certain portions of the mortgage portfolio. Nonderivative instruments, such as short positions of U.S. Treasuries, may also be periodically used to economically hedge the mortgage portfolio.

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Debt — With the exception of a portion of our fixed-rate debt and a portion of our outstanding floating-rate borrowing associated with Ally Bank's secured floating-rate credit facility, we do not apply hedge accounting to our derivative portfolio held to mitigate interest rate risk associated with our debt portfolio. Typically, the significant terms of the interest rate swaps match the significant terms of the underlying debt resulting in an effective conversion of the rate of the related debt.

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Other — We enter into futures, options, and swaptions to economically hedge our net fixed versus variable interest rate exposure. We also enter into equity options to economically hedge our exposure to the equity markets.

Foreign Currency Risk
We enter into derivative financial instrument contracts to mitigate the risk associated with variability in cash flows related to foreign-currency financial instruments. Currency swaps and forwards are used to economically hedge foreign exchange exposure on foreign-currency-denominated debt by converting the funding currency to the same currency of the assets being financed. Similar to our interest rate derivatives, the swaps are generally entered into or traded concurrent with the debt issuance with the terms of the swap matching the terms of the underlying debt.
Our foreign subsidiaries maintain both assets and liabilities in local currencies; these local currencies are generally the subsidiaries' functional currencies for accounting purposes. Foreign-currency exchange-rate gains and losses arise when the assets or liabilities of our subsidiaries are denominated in currencies that differ from its functional currency. In addition, our equity is impacted by the cumulative translation adjustments resulting from the translation of foreign subsidiary results; this impact is reflected in our accumulated other comprehensive income (loss). We enter into foreign-currency forwards and option-based contracts with external counterparties to hedge foreign exchange exposure on our net investments in foreign subsidiaries. In March 2011, we elected to dedesignate all of our existing net investment hedge relationships and changed our method of measuring hedge effectiveness from the spot method to the forward method for new hedge relationships entered into during the remainder of the quarter and prospectively. For the net investment hedges that were designated under the spot method for the first portion of the quarter, the hedges were recorded at fair value with changes recorded to accumulated other comprehensive income (loss) with the exception of the spot to forward difference that was recorded to earnings. For the new net investment hedges that were designated under the forward method, the hedges were recorded at fair value with the changes recorded to accumulated other comprehensive income (loss) including the spot to forward difference. The net derivative gain or loss remains in accumulated other comprehensive income (loss) until earnings are impacted by the sale or the liquidation of the associated foreign operation.
We also have a centralized lending program to manage liquidity for all of our subsidiary businesses. Foreign-currency-denominated loan agreements are executed with our foreign subsidiaries in their local currencies. We evaluate our foreign-currency exposure resulting from intercompany lending and manage our currency risk exposure by entering into foreign-currency derivatives with external counterparties. Our foreign-currency derivatives are recorded at fair value with changes recorded as income offsetting the gains and losses on the associated foreign-currency transactions.
During the three months ended December 31, 2011, we purchased nonfunctional currency denominated investment securities and entered into foreign currency forward contracts with external counterparties to hedge against changes in the fair value of the securities, through maturity, due to changes in the related foreign-currency exchange rate. The foreign-currency forward contracts are recorded at fair value with changes recorded to earnings. The changes in value of the securities due to changes in foreign-currency exchange rates are also recorded to earnings. In the case of securities classified as available-for-sale, any changes in fair value due to unhedged risks were recorded to accumulated other comprehensive income.
Except for our net investment hedges and fair value foreign currency hedges of available-for-sale securities, we generally have not elected to treat any foreign-currency derivatives as hedges for accounting purposes principally because the changes in the fair values of the foreign-currency swaps are substantially offset by the foreign-currency revaluation gains and losses of the underlying assets and liabilities.
Credit Risk
Derivative financial instruments contain an element of credit risk if counterparties are unable to meet the terms of the agreements. Credit risk associated with derivative financial instruments is measured as the net replacement cost should the counterparties that owe us under the contract completely fail to perform under the terms of those contracts, assuming no recoveries of underlying collateral as measured by the market value of the derivative financial instrument.
To mitigate the risk of counterparty default, we maintain collateral agreements with certain counterparties. The agreements require both parties to maintain collateral in the event the fair values of the derivative financial instruments meet established thresholds. In the event that either party defaults on the obligation, the secured party may seize the collateral. Generally, our collateral arrangements are bilateral such that we and the counterparty post collateral for the value of our total obligation to each other. Contractual terms provide for standard and customary exchange of collateral based on changes in the market value of the outstanding derivatives. The securing party posts additional collateral when their obligation rises or removes collateral when it falls. We also have unilateral collateral agreements whereby we are the only entity required to post collateral.
Certain derivative instruments contain provisions that require us to either post additional collateral or immediately settle any outstanding liability balances upon the occurrence of a specified credit risk-related event. If a credit risk related event had been triggered the amount of additional collateral required to be posted by us would have been insignificant.
We placed cash and securities collateral totaling $1.4 billion and $1.6 billion at December 31, 2011 and 2010, respectively, in accounts maintained by counterparties. We received cash collateral from counterparties totaling $1.4 billion and $916 million at December 31, 2011 and 2010, respectively. The receivables for collateral placed and the payables for collateral received are included on our Consolidated Balance Sheet in other assets and accrued expenses and other liabilities, respectively. In certain circumstances, we receive or post securities as collateral with counterparties. We do not record such collateral received on our Consolidated Balance Sheet unless certain conditions are met. At December 31, 2011 and 2010, we received noncash collateral of $43 million and $29 million, respectively.
Balance Sheet Presentation
The following table summarizes the fair value amounts of derivative instruments reported on our Consolidated Balance Sheet. The fair value amounts are presented on a gross basis, are segregated by derivatives that are designated and qualifying as hedging instruments or those that are not, and are further segregated by type of contract within those two categories. At December 31, 2011, $5.7 billion and $14 million of the derivative contracts in a receivable position were classified as other assets and trading assets, respectively, on the Consolidated Balance Sheet. During the normal course of business, our broker-dealer enters into forward purchases and sales, which are classified as trading derivatives. We had no trading derivative assets at December 31, 2010. Refer to Note 6 for our trading assets. At December 31, 2011, $5.4 billion of derivative contracts in a liability position and $12 million of trading derivatives were both classified as accrued expenses and other liabilities on the Consolidated Balance Sheet. We had no trading derivative liabilities at December 31, 2010.

	2011			2010
	Fair value of derivative contracts in			Fair value of derivative contracts in
December 31, ($ in millions)	receivable position (a)	liability position (b)	Notional amount	receivable position (a)	liability position (b)	Notional amount
Derivatives qualifying for hedge accounting
Interest rate risk
Fair value accounting hedges	$289	$4	$8,398	$443	$114	$11,895
Cash flow accounting hedges	4	—	3,000	—	—	—
Total interest rate risk	293	4	11,398	443	114	11,895
Foreign exchange risk
Net investment accounting hedges	123	54	8,208	12	72	4,407
Total derivatives qualifying for hedge accounting	416	58	19,606	455	186	16,302
Economic and trading derivatives
Interest rate risk
MSRs and retained interests	4,812	5,012	523,037	2,896	3,118	325,768
Mortgage loan commitments and mortgage and automobile loans held-for-sale	95	107	24,950	232	80	38,788
Debt	81	54	25,934	160	107	21,269
Other	160	101	42,142	80	129	32,734
Total interest rate risk	5,148	5,274	616,063	3,368	3,434	418,559
Foreign exchange risk	137	47	7,569	143	240	14,359
Total economic and trading derivatives	5,285	5,321	623,632	3,511	3,674	432,918
Total derivatives	$5,701	$5,379	$643,238	$3,966	$3,860	$449,220

(a)	Includes accrued interest of $459 million and $263 million at December 31, 2011 and 2010, respectively.

(b)	Includes accrued interest of $458 million and $23 million at December 31, 2011 and 2010, respectively.
Statement of Income and Other Comprehensive Income Presentation
The following table summarizes the location and amounts of gains and losses on derivative instruments reported in our Consolidated Statement of Income.

Year ended December 31, ($ in millions)	2011	2010	2009
Derivatives qualifying for hedge accounting
Gain (loss) recognized in earnings on derivatives (a)
Interest rate contracts
Interest on long-term debt	$884	$171	$(311)
Foreign exchange contracts
Other income, net of losses	35	—	—
(Loss) gain recognized in earnings on hedged items (b)
Interest rate contracts
Interest on long-term debt	(840)	(129)	260
Foreign exchange contracts
Other income, net of losses	(35)	—	—
Total derivatives qualifying for hedge accounting	44	42	(51)
Economic and trading derivatives
(Loss) gain recognized in earnings on derivatives
Interest rate contracts
Interest on long-term debt	(3)	—	—
Servicing asset valuation and hedge activities, net	817	478	(998)
Loss on mortgage and automotive loans, net	(726)	(332)	(156)
Other loss on investments, net	—	—	(4)
Other income, net of losses	(84)	(91)	20
Other operating expenses	—	(9)	(14)
Total interest rate contracts	4	46	(1,152)
Foreign exchange contracts (c)
Interest on long-term debt	92	(169)	(66)
Other income, net of losses	17	158	(806)
Other operating expenses	(21)	—	—
Total foreign exchange contracts	88	(11)	(872)
Gain (loss) recognized in earnings on derivatives	$136	$77	$(2,075)

(a)
Amounts exclude gains of $264 million, $329 million, and $535 million for the years ended December 31, 2011, 2010, and 2009, respectively, related to interest for derivatives qualifying for hedge accounting of debt, which are primarily offset by the fixed coupon payment on the long-term debt.

(b)
Amounts exclude gains of $229 million, $210 million, and $144 million related to amortization of deferred basis adjustments on the hedged items for the years ended December 31, 2011, 2010, and 2009, respectively.

(c)
Amounts exclude losses of $107 million, losses of $14 million, and gains of $632 million for the years ended December 31, 2011, 2010, and 2009 respectively, related to the revaluation of the related foreign-denominated debt or receivable.

The following table summarizes derivative instruments used in cash flow hedge accounting relationships and net investment hedge accounting relationships.

Year ended December 31, ($ in millions)	2011	2010	2009
Cash flow hedges
Interest rate contracts
Gain recorded directly to interest on long-term debt (a)	$5	$—	$—
Foreign exchange contracts
Gain recognized in other comprehensive income (b)	—	4	10
Net investment hedges
Foreign exchange contracts
(Loss) gain reclassified from accumulated other comprehensive income to other income, net of losses	$(8)	$12	$—
Loss recorded directly to other income, net of losses (c)	(3)	(18)	—
Total other income, net of losses	$(11)	$(6)	$—
Gain (loss) recognized in other comprehensive income (d)	$173	$(183)	$(32)

(a)	The amount represents hedge ineffectiveness and excludes interest losses of $5 million for the year ended December 31, 2011.

(b)
The amount for the year ended December 31, 2010, represents gains of $111 million related to the effective portion of cash flow hedges offset by the reclassification of accumulated gains totaling $107 million from accumulated other comprehensive income on our Consolidated Balance Sheet to other income, net of losses in the Consolidated Statement of Income. The amount for the year ended December 31, 2009, represents losses of $18 million related to the effective portion of cash flow hedges offset by the reclassification of accumulated losses totaling $28 million from accumulated other comprehensive income on our Consolidated Balance Sheet to other income, net of losses in the Consolidated Statement of Income. The reclassified amounts completely offset the effective portion related to the revaluation of the related foreign-denominated debt. The amount of hedge ineffectiveness on cash flow hedges during the years ended December 31, 2010 and 2009 was insignificant.

(c)	The amounts represent the forward points excluded from the assessment of hedge effectiveness.

(d)
The amounts represent the effective portion of net investment hedges. There are offsetting losses of $237 million, gains of $187 million, and gains of $1 million for the years ended December 31, 2011, 2010, and 2009, respectively, recognized in accumulated other comprehensive income related to the revaluation of the related net investment in foreign operations.